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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (date of earliest event reported): July 19, 2001


                               Dime Bancorp, Inc.
               (Exact Name of Registrant as Specified in Charter)


        Delaware                    001-13094                   11-3197414
(State or Other Jurisdiction       (Commission                 (IRS Employer
   of Incorporation)                File Number)             Identification No.)


                   589 Fifth Avenue, New York, New York 10017
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (212) 326-6170


                                 Not Applicable
          (Former Name or Former Address, if changed since last Report)




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Item 5.  Other Events.

         On July 19, 2001, Dime Bancorp, Inc. (the "Registrant") issued a press release announcing its preliminary financial results for the second quarter of 2001. The press release has been filed as an exhibit to this Current Report and is incorporated by reference herein.


Item 7. Financial Statements, Pro Forma
        Financial Information and Exhibits.

              The following exhibit is attached to this Current Report.

              99.1 - Press Release, dated July 19, 2001, issued by the
                     Registrant.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                     DIME BANCORP, INC.



                                     By:  /s/ James E. Kelly
                                         _______________________________________
                                         James E. Kelly
                                         Executive Vice President and
                                         General Counsel



Date: July 19, 2001



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                                  EXHIBIT INDEX


Exhibit              Item

  99.1       Press Release, dated July 19, 2001 issued by Dime Bancorp, Inc.